United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: October 30, 2014
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873

(Address of principal executive offices)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                 Results of Operations and Financial Condition.

On October 30, 2014, the Company made available on its website a financial supplement containing operating and financial data of the Company (“Supplemental Operating & Financial Data”) for the quarter and nine months ended September 30, 2014 and such Supplemental Operating and Financial Data is furnished as Exhibit 99.1 hereto.

The Supplemental Operating and Financial Data included as Exhibit 99.1 to this report is being furnished pursuant to this Item 2.02 of Form 8-K and is also being furnished under Item 7.01—“ Regulation FD Disclosure” of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 7.01                                 Regulation FD Disclosure.

On October 30, 2014, the Company made available on its website a financial supplement containing operating and financial data of the Company (“Supplemental Operating & Financial Data”) for the quarter and nine months ended September 30, 2014 and such Supplemental Operating and Financial Data is furnished as Exhibit 99.1 hereto.

The Supplemental Operating and Financial Data included as Exhibit 99.1 to this report is being furnished pursuant to this Item 7.01 of Form 8-K and is also being furnished under Item 2.02—“Results of Operations and Financial Condition” of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01                                 Financial Statements and Exhibits.

(d) Exhibits

99.1	Supplemental Operating and Financial Data for the quarter and nine months ended September 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2014	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER

Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Supplemental Operating and Financial Data for the quarter and nine months ended September 30, 2014